Exhibit 99.2

Second Quarter 2011 Earnings Results July 19, 2011

2 Safe Harbor Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2011 sales, shipments, net income, cash flow, and manufacturing realignment transition costs and savings, are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing realignment transition costs; acquisition integration costs; warranty expenses; impact of changes in Polaris stock prices on incentive compensation; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in our 2010 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements. The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision. July 2011

Scott Wine CEO Second Quarter 2011 Earnings Results July 19, 2011

4 Q2 2011 Sales and Net Income Q2 Sales ($ in millions) Q2 Net Income ($ in millions) $430.9 Up 41% $607.9 $25.6 Up 90% $48.7 Q2 2010 Q2 2011 Q2 2010 Q2 2011 Record 2nd Quarter Sales and Net Income 2nd Quarter Earnings per Share were up 83% over Q2 2010, to a record $1.37 Gross Margins improved 300 basis points Record Second Quarter Sales, Net Income and EPS July 2011

5 Full Year 2011 Guidance Total Company Sales (in millions) Diluted EPS $1,991 Up 25% to 28% $2,490 to $2,540 2010 Actual 2011 Guidance $4.28 Up 39% to 41% $5.93 to $6.05 2010 Actual 2011 Guidance Retail sales growth continues to outpace the industry International, Military, and Bobcat businesses accelerating growth Net income dollars projected up 45% to 47% Net income margin improvement accelerating Diluted EPS expected to be up 39% to 41% EPS expected in $5.93 to $6.05 range 2011 Sales & EPS Projections Raised, Again July 2011

6 Strategic Progress Continues… 3-5 Year Strategic Initiatives Q2 YTD 2011 Progress Grow Sales $3 Billion by 2014 $1.6 Billion $3.0 Billion 2009 2014 Expand Net Income Margins >8% of sales by 2014 6.5% >8.0% 2009 2014 Best in Powersports PLUS 5-8% organic growth Growth Through Adjacencies $100 - 300M growth Global Market Leadership >25% of Polaris revenue Operational Excellence >200 bpts operating margin improvement Strong Financial Performance Sustainable, profitable growth Net income margin >8% Expanded #1 market share position in ORV New Ranger RZR XP 900 retailing rapidly Victory retail sales robust Innovation pipeline remains full Indian Motorcycle & GEM acquisitions complete Bobcat sales & retail demand increasing Military sales up significantly International sales up 28% Side-by-Side and Victory presence growing China gaining momentum, India established Gross profit margins up 260 bpts Monterrey plant began shipments in Q2 LEAN journey continues with strong results Sales up 44% Net Income +112% / EPS +102% Net income margin up 270 bpts to 8.4% Outstanding Execution July 2011

Bennett Morgan President & COO Second Quarter 2011 Earnings Results July 19, 2011

8 Dealer Inventory North American Polaris Dealer Inventory Levels Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Units 2006 Actual 2007 Actual 2008 Actual 2009 Actual 2010 Actual 2011 Actual N.A. retail sales up 19% in Q2 – accelerating demand N.A. dealer inventory down 1% from Q2 2010 and down 8% sequentially from Q1, 2011 ATVs down 11% from Q2 2010 and 7% sequentially from Q1 2011 Close to optimal levels – side by side inventory up due to strong retail demand MVP working well – dealers comfort with process increasing Business Momentum Accelerating July 2011

9 Off‐Road Vehicle Division Polaris Sales (millions) N.A. ORV Industry ATV SXS ATV SXS ATV SXS ATV SXS $342.1 +41% $482.3 Q2 2010 Q2 2011 +35% $1,376.4 + Mid-twenties % FY 2010 FY 2011 Guidance Down low to mid-single digits Down low to mid-single digits Q2 Industry Estimate FY 2011 Projection Q2 2011 Summary #1 in ORV - Gained significant share in SxS and ATVs again Sales increased for both ATVs and side-by-sides New Ranger RZR XP 900 launched in January selling very well International ORV sales increased 35% Total ORV dealer inventory up slightly from last year due to SxS demand RANGER RZR XP 900 Continued Strong Market Share Gains in Q2 July 2011

10 Adjacencies Military Bobcat Strategic Alliance Q2 sales up significantly Gaining traction in International markets with military products Received 200 unit contract from Israeli defense Exploring various technology opportunities Additional resources added to division to accelerate growth Q2 sales up significantly Bobcat vehicle retail momentum remains strong Development of new co-developed work vehicle on-track Growth Accelerating July 2011

11 On‐Road Division – Victory / LEV Polaris Sales (millions) N.A. Motorcycle Industry 1400cc+ $15.5 +99% $30.9 Q2 2010 Q2 2011 +55% $81.6 +60% - 65% FY 2010 FY 2011 guidance Up mid-single digits Up modestly (increased) Q2 2011 FY 2011 Projection Q2 2011 Summary Global Victory retail accelerated – strongest quarter ever N.A. unit retail up about 40% International unit retail sales up significantly Dealer Inventory about flat with 2010 Added 16 net new dealers in Q2 in North America Completed Indian Motorcycle and GEM acquisitions Integration progressing Indian Motorcycle GEM™ Improvements Continue July 2011

12 PG&A Polaris Sales (millions) Q2 2011 PG&A Growth by Product Line Q2 2011 PG&A Revenue by Product Category $71.4 +23% $87.9 Q2 2010 Q2 2011 +10% $344.3 + mid teens % FY 2010 FY 2011 guidance ORV Snow On-Road Other +21% +33% +21% +43% Parts 50% Accessories 48% Apparel 2% Aus/NZ 13% Q2 2011 Summary All business and product lines increased sales in Q2 Accessory sales up over 35% International PG&A Sales up 30% Margins remain strong Launching 200+ new MY’12 products later this month Highest Margin Business Continues to Grow & Deliver July 2011

13 International Division Polaris Sales (millions) Q2 2011 Revenue by Geography Q2 2011 Revenue by Business $77.5 +35% $104.2 Q2 2010 Q2 2011 +21% $305.9 Up 20% to 25% FY 2010 FY 2011 guidance Europe 70% ME / Africa 9% Latin America 8% Asia 1% Aus/NZ 12% Off-Road Vehicles 77% On-Road Vehicles 7% PG&A 14% Snow 2% Q2 2011 Summary Profitable global growth of 35% - growth from all regions: EMEA, Asia Pacific, Latin America Side-by-Side sales up over 50% again, primarily in Europe On-Road / Victory sales up 34%; gaining share Remain clear ORV market share leader in Europe International Investment & Expansion Continuing July 2011

14 Manufacturing Realignment Goal: 3 Manufacturing Centers of Excellence in Roseau, Spirit Lake and Monterrey Monterrey building is complete on-time and on budget; production ramp-up continues Cost of project in line with plan Monterrey ORV shipments began in Q2 – on time, high quality Operational Excellence July 2011

15 Operational Excellence – Q2 2011 Margins Gross Margins Net Income as a Percent of Sales 26.2% 29.2% +300 bpts Q2 2010 Q2 2011 5.9% +3.0% -0.2% +0.4% -1.1% 8.0% Q2 2010 Gross Margin Operating Expense Other Non-Operating Expense Income Taxes/Other Q2 2011 Gross margins continue to improve driven by: Increased Volume Continued value engineering investment and sourcing strategies Higher selling prices and currency benefits Quality is improving – warranty expense down 31% in Q2 Net income margins remain at record highs – 8.0% for Q2 Experiencing pressure in commodities including steel, aluminum, plastic, and diesel Expect Gross and Net Income Margins to Expand Again in 2011 July 2011

Mike Malone V.P. Finance & CFO Second Quarter 2011 Earnings Results July 19, 2011

17 2011 Full Year Revised Guidance METRIC GUIDANCE Product Line Sales - Off-Road Vehicles Up mid-twenties % (increased) - Snowmobiles Up about 40% (increased) - On-Road Vehicles Up 60% to 65% (increased) - PG&A Up mid-teens % (increased) - International Up 20% to 25% (increased) Total Company Sales Up 25% to 28% (increased) Gross Margins Up to 220 bpts improvement (increased) Operating expenses Down slightly as a percent of sales Income Taxes 34.0% to 34.5% of pretax income Net Income Up 45% to 47% (increased) EPS, Diluted $5.93 - $6.05 (+39% to +41%) (increased) Share Count Increase over 2010 Raised Guidance Again July 2011

18 Gross Profit Margin Percentage Trends Actual Q2 2010 Actual Q2 2011 Full Year Guidance 2011 Prior Period 24.1% 26.2% 26.6% Production volume adjustments Product cost reduction efforts Commodity costs Currency rates Higher selling prices Product mix Manufacturing realignment, net Warranty costs Tooling amortization Sales promotional costs Current period 26.2% 29.2% Up to 28.8% Change +210 bpts +300 bpts Up to +220 bpts Improvement to gross profit margin % Impairment to gross profit margin % Neutral to gross profit margin % July 2011

19 Manufacturing Realignment Cost Charged to P&L (in millions) Capital Expenditures (in millions) Savings (in millions) $3 $12 - $14 $20 $24 - $26 Q2 2011 Actual FY 2011 Guidance FY 2012 Estimate Project To-Date Estimated Total Capital $8 $23 - $25 $23 $35 Q2 2011 Actual FY 2011 Guidance FY 2012 Estimate Project To-Date Estimated Total Capital $30+ 2011 anticipated savings in 2nd half FY 2012 anticipated savings Anticipated annualized savings upon completion Production and shipments began in Q2 2011 Costs and savings projections unchanged Savings to begin in 2H 2011 Manufacturing Realignment Remains on Plan July 2011

20 Balance Sheet and Liquidity Profile $ In millions (except per share and interest rate data) YTD 2011 Fav (Unfav) 2010 2011 Full Year Guidance Cash $262.2 $95.9 Increase from 2010 Long Term Debt $100.0 $100.0 $100 private placement at 4.4% fixed rate Credit Facility (expires December 2011) $250.0 ($200.0) TBD Factory Inventory $286.1 ($63.5) Similar $ but better turns than 2010 Capital Expenditures $40.6 ($19.7) $75 to $80 (includes manufacturing realignment) Depreciation & Amortization $35.0 ($3.4) $65 to $70 Operating cash flow $61.8 $4.8 Increase double digit % Dividend $0.90 per share $0.10 per share Increased 13% to $1.80 per share Retail Credit – Approval Rate – Penetration Rate 58% 35% +3% pts +2% pts Stabilized Strong Financial Position July 2011

Scott Wine CEO Second Quarter 2011 Earnings Results July 19, 2011

22 Excellent First Half 2011 Powersports momentum continues Ranger and RZR performance remains strong Snow share gains and order increases translating into significant sales and profit growth Victory: North American retail sales and global growth plans on track Manufacturing realignment remains on plan Monterrey plant began Ranger production in early April; engine assembly began in June Project costs and savings adhering to plan Commodity costs increasing, mitigation steps taken Operational Excellence and LEAN initiatives helping to offset increases Japanese supply chain challenges behind us Adjacency strategy gaining velocity Integration of Indian and GEM ongoing; solid funnel of additional growth accelerators Military and Bobcat building momentum and delivering significant year-over-year growth International growth and expansion ongoing All regions generated revenue growth in Q2 New market development progressing Margin expansion accelerating Expected Record Performance in 2011 Accelerating July 2011

23 Polaris Industries Inc. Thank you. Q & A July 2011